                                                                      EXHIBIT 24

                         LYONDELL PETROCHEMICAL COMPANY

                               POWER OF ATTORNEY

  Each person whose signature appears below hereby constitutes and appoints Bob
G. Gower, Joseph M. Putz and Russell S. Young, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, in connection with any outstanding securities of Lyondell Petrochemical Company (the "Company"), or any public offering or other issuance of any securities of the Company authorized by the Board of Directors of the Company, or by the Executive Committee thereof pursuant to due authorization by such Board, (1) to execute and file, or cause to be filed, with the United States Securities and Exchange Commission (the "Commission"),
(A) Registration Statements and any and all amendments (including post-effective amendments) thereto and to file, or cause to be filed, all exhibits thereto and other documents in connection therewith as required by the Commission in connection with such registration under the Securities Act of 1933, as amended, and (B) any report or other document required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, (2) to execute and file, or cause to be filed, any application for registration or exemption therefrom, any report or any other document required to be filed by the Company under the Blue Sky or securities law of any of the United States and to furnish any other information required in connection therewith, (3) to execute and file, or cause to be filed, any application for registration or exemption therefrom under the securities laws of any jurisdiction outside the United States, including any reports or other documents required to be filed subsequent to the issuance of such securities, and (4) to execute and file, or cause to be filed, any application for listing such securities on the New York Stock Exchange, or any other securities exchange in any other jurisdiction where any such securities are proposed to be sold, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act required to be done as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue of this power of attorney. Each person whose signature appears below may at any time revoke this power of attorney as to himself or herself only by an instrument in writing specifying that this power of attorney is revoked as to him or her as of the date of execution of such instrument or at a subsequent specified date. This power of attorney shall be revoked automatically with respect to any person whose signature appears below effective on the date he or she ceases to be a member of the Board of Directors or an officer of the Company. Any revocation hereof shall not void or otherwise affect any acts performed by any attorney-in-fact and agent named herein pursuant to this power of attorney prior to the effective date of such revocation.

Dated: March 4, 1994

                 SIGNATURE                                     TITLE
                 ---------                                     -----
              Mike R. Bowlin
- -------------------------------------------
              Mike R. Bowlin                Chairman of the Board and Director
               Bob G. Gower
- -------------------------------------------
               Bob G. Gower                 President, Chief Executive Officer and
       (Principal Executive Officer)         Director
             Russell S. Young
- -------------------------------------------
             Russell S. Young               Senior Vice President, Chief Financial
       (Principal Financial Officer)         Officer and Treasurer

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

                 SIGNATURE                                     TITLE
                 ---------                                     -----
              Joseph M. Putz
- -------------------------------------------
              Joseph M. Putz                Vice President and Controller
      (Principal Accounting Officer)
           Dr. William T. Butler
- -------------------------------------------
           Dr. William T. Butler            Director
             Allan L. Comstock
- -------------------------------------------
             Allan L. Comstock              Director
              Terry G. Dallas
- -------------------------------------------
              Terry G. Dallas               Director
        Stephen F. Hinchliffe, Jr.
- -------------------------------------------
        Stephen F. Hinchliffe, Jr.          Director
            Dudley C. Mecum II
- -------------------------------------------
            Dudley C. Mecum II              Director
            William C. Rusnack
- -------------------------------------------
            William C. Rusnack              Director
               Dan F. Smith
- -------------------------------------------
               Dan F. Smith                 Director
              Paul R. Staley
- -------------------------------------------
              Paul R. Staley                Director
           William E. Wade, Jr.
- -------------------------------------------
           William E. Wade, Jr.             Director

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